SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                       DATE OF REPORT: SEPTEMBER 15, 2004

         IVP TECHNOLOGY CORPORATION D.B.A. ACTIVECORE TECHNOLOGIES, INC.
         ---------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           NEVADA                     000-30397                   65-6998896
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                        156 FRONT STREET WEST, SUITE 210
                            TORONTO, ONTARIO, M5J 2L6
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                    (Address of principal executive offices)

                                 (416)-252-6200
                                 --------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[X]   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

ITEM 8.01.  OTHER EVENTS.

On September 15, 2004, IVP Technology Corporation d.b.a. ActiveCore Technologies, Inc., a Nevada corporation ("IVP"), entered into a Subscription Agreement with D & M Investments whereby D & M subscribed to purchase from IVP
(i) 8,333,333 shares of Series A Convertible Preferred Stock for $0.03 per share, and (ii) 4,166,667 shares of Series B Convertible Preferred Stock for $0.06 per share. IVP will receive proceeds of $250,000 from the subscription for the Series A shares on September 17, 2004, and will receive an additional $250,000 from the subscription for the Series B shares scheduled to occur on December 1, 2004. The resale of these Series A and Series B shares will be restricted subject to such shares being registered with the Securities and Exchange Commission.

Prior to the execution of the Subscription Agreement, IVP's Board of Directors authorized the creation and issuance of the Series A and Series B stock. Both the Series A and Series B shares have terms of five years from their date of issuance. Shares of the Series A stock are convertible into shares of IVP common stock on a 1-for-1 basis and carry a 10% annual cumulative dividend. If shares of IVP's common stock trade in excess of $0.20 for 30 days prior to the date a conversion request is issued by IVP, then IVP may force conversion of Series A shares into shares of its common stock. Shares of the Series B stock are convertible into shares of IVP common stocks on a 1-for-1 basis and carry a 10% annual cumulative dividend. If shares of IVP's common stock trade in excess of $0.40 for 30 days prior to the date a conversion request is issued by IVP, then IVP may force conversion of Series B shares into shares of its common stock

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT
NUMBER   DESCRIPTION                                                               LOCATION
-------  ----------------------------------------------------------------------    -----------------
10.1     Subscription Agreement for Series A and Series B Convertible Preferred    Provided herewith
         Stock, dated September 15, 2004, by and between IVP Technology
         Corporation and D & M Investments

10.2     Certificate of Designation for Series A Convertible Preferred Stock       Provided herewith

10.3     Certificate of Designation for Series B Convertible Preferred Stock       Provided herewith


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IVP TECHNOLOGY CORPORATION D.B.A.
                                               ACTIVECORE TECHNOLOGIES, INC.

Dated:   September 15, 2004                    By:  /s/ Brian J. MacDonald
                                                 -------------------------------
                                                 Name:  Brian J. MacDonald
                                                 Its:   Chairman



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